                                                                   EXHIBIT 10.14

mPhase Technologies, Inc.

                                 PURCHASE ORDER

                                 Dated 12/15/02

                                       *

*** OMITTED as Confidential Information pursuant to Rule 24B-2 of the Securities
Exchange Act of 1934. Such information has been filed separately with the
Securities and Exchange Commission.